June 2014 Investor Presentation Exhibit 99.2 * * * * * * *

Some of the statements made in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that address future results or occurrences. In some cases you can identify forward-looking statements by terminology such as “may,” “might, “will,” “should,” “could” or the negative thereof. Generally, the words
“anticipate,” “believe,” “continues,” “expect,” “intend,” “estimate,” “project,” “plan” and similar expressions identify forward-looking statements. In particular, statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance contained in this are forward-looking statements.
We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, many of which are outside of our control, which could cause our actual results, performance or achievements to differ materially from any results, performance or achievements expressed or implied by such forward-looking statements.
Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These risks and uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. Additional risks and uncertainties are described more fully in our periodic reports and other filings with the Securities & Exchange Commission. These forward-looking statements are made only as of the date of this presentation. We do not undertake and specifically decline any obligation to update any such statements or to publicly announce the results of any revisions to any such statements to reflect future events or developments.
Safe Harbor

We have included certain financial measures in this presentation, including Pro Forma EBITDA, Pro Forma Adjusted
EBITDA, Adjusted Diluted Earning per Share, PiC EBITDA and PiC Adjusted EBITDA, which are “non-GAAP financial measures” as defined under the rules and regulations promulgated by the U.S. Securities and Exchange Commission
(“SEC”). We define Pro Forma EBITDA as pro forma net income (loss) adjusted for loss (income) from discontinued
operations, net interest expense, income tax provision (benefit) and depreciation and amortization. We define Pro Forma
Adjusted EBITDA as Pro Forma EBITDA adjusted for equity-based compensation expense, cost savings/synergies, rate increases, integration and closing costs, rent elimination, other and debt extinguishment costs. We define PiC EBITDA as
PiC loss from continuing operations adjusted for net interest expense, income tax benefit and depreciation and amortization.
We define PiC Adjusted EBITDA as PiC EBITDA adjusted for other costs. For a reconciliation of pro forma net income (loss)
to Pro Forma Adjusted EBITDA, see page 22 (Adjusted EBITDA Reconciliation). For a reconciliation of Adjusted Diluted
Earnings per Share, see page 23 (Adjusted EPS Reconciliation). For a reconciliation of PiC loss from continuing operations to PiC Adjusted EBITDA, see page 24 (PiC Adjusted EBITDA Reconciliation). We may not achieve all of the expected benefits from synergies, cost savings and recent improvements to our revenue base.
Pro Forma EBITDA, Pro Forma Adjusted EBITDA and PiC Adjusted EBITDA, as presented in this presentation, are supplemental measures of our performance and are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). Pro Forma EBITDA, Pro Forma Adjusted EBITDA and PiC Adjusted
EBITDA are not measures of our financial performance under GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as measures of our liquidity. Our measurements of Pro Forma EBITDA, Pro Forma Adjusted EBITDA and
PiC Adjusted EBITDA may not be comparable to similarly titled measures of other companies and are not measures of performance calculated in accordance with GAAP. We have included information concerning Pro Forma EBITDA, Pro Forma
Adjusted EBITDA and PiC Adjusted EBITDA in this presentation because we believe that such information is used by certain investors as measures of a company’s historical performance. We believe these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of issuers of equity securities, many of which present
EBITDA and Adjusted EBITDA when reporting their results. Our presentation of Pro Forma EBITDA, Pro Forma Adjusted
EBITDA and PiC Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or nonrecurring items.
Use of Non-GAAP Financial Measures

Proven and Replicable Growth Strategy
Attractive Industry Trends Coupled with Favorable Legislative Environment
Key Investment Highlights

Leading Pure Play Behavioral Healthcare Services Provider
Strong Financial Performance and Steady Cash Flow Generation
Premier Management Team with Track Record of Success
Significant Transformation in Scale, Bed and Payor Mix
Attractive Revenue Diversification and Payor Base

Definitive Agreement to Acquire Partnerships in Care (PiC)
PiC is the 2
nd
largest independent (private) behavioral health provider in the UK
23 inpatient facilities with over 1,200 beds
2013 revenues of $285 million
2013 adjusted EBITDA of $75 million
Purchase price of approximately $660 million
Fully underwritten funding commitment from BofAML
Transaction expected to be significantly accretive
$0.17 to $0.20 per diluted share for 2014
$0.40 to $0.46 per diluted share for 2015
Attractive UK growth opportunities
Favorable industry dynamics
Positioned well to grow organically and through acquisitions
Transaction expected to close July 1, 2014

PiC is a Long-Established Leading Service Provider

PiC Standalone Overview
Facility Locations
Established in 1985, PiC has since grown to comprise
1,244 beds in 23 facilities located across the UK
Owned by Cinven since 2005
Market leader in the provision of secure
accommodation for mentally ill patients and a leading
provider of care, in both secure and non-secure
settings. #2 UK private-sector provider with 16%
market share
The primary sources of new patient referrals are the
NHS, legal system, prisons, and other secure facilities
Over 99% of treatment is funded by the NHS, which is
predominantly funded by NHS England and Clinical
Commissioning Groups for services such as brain
injuries and rehab
Owns a portfolio of well maintained flexible mental
health hospitals with outstanding service records, with
over $150 million invested in development CapEx over
the past 7 years
Generated revenue for 2013 of $285
(1)
million and
adjusted EBITDA of $75
(1)
million
(1)    Note: assumes £1 = $1.67

Acquisition Rationale

Meaningfully increases size and scale of the business – expected to increase revenue by 37% to $1.1 billion
Attractive platform for entry into UK behavioral health market
Ample opportunities for growth - bed expansions, de novo opportunities and acquisitions have been identified in markets with pent-up demand
PiC has strong relationships with UK regulators
Positive underlying fundamental trends in the UK behavioral health industry
Demand for independent acute care services has grown significantly as a result of reducing bed capacity at NHS facilities and increased hospitalization rates
The UK independent mental health market is a £1.1 billion market (~8% of total mental health spend) and is growing at 9.2%
per year, making it one of the fastest growing sectors in the UK
Sector poised for consolidation (largest four players make up 58% of the market), with significant opportunities to bolster scale and local presence, a key driver of competitive advantage in the UK behavioral health market
Target has acquisition pipeline in place that has been impeded due to capital constraints under current owners
Significant shift in payor mix profile – diversifies revenue mix away from U.S. government payors
PF 49% US government / 27% UK government
U.S. Medicaid mix declines from mid 45% to 33%
Growth and margin enhancement
PiC margins in mid 20% region – roughly 500 bps higher than those of Acadia
Acquisition will be highly accretive to Acadia EPS
Limited integration risk
PiC has long-standing and highly effective management team that are expected to remain at the Company

UK Behavioral Healthcare Market

Source: Laing & Buisson UK Market Report.
UK Mental
Healthcare
Market
Trends
NHS vs.
Independent
Sector
Dynamics
Expenditure on mental healthcare services in the UK is roughly £14.4bn.
>70% of funding for these services is provided by the National Health Service (NHS), with the remainder funded by local authorities
In total, ~1.3m people currently receive mental healthcare services in the UK, with the mentally ill population expected to be almost 10mm by 2026 (growing at or greater than the rate of overall population)
The flattening budget and policy focus on mental healthcare has resulted in the identification of certain mechanisms to ensure sustainability. These include improved operational efficiency, a focus on outcomes and implementation of the integrated care agenda (“care pathways”)
The secure mental healthcare pathway includes medium and low secure settings, rehabilitation and community based care. Individuals are referred into the pathway either from the NHS (77% of referrals), often via acute hospitals or the criminal justice system (23%)
In response to the sustainability challenge, there is growing focus on increasing patient velocity along their care pathways and commissioning integrated pathways, although certain barriers – including the division of mental health commissioning responsibility between different entities – exist to its adoption
There is an opportunity for providers to build out services offerings in community settings, as these are currently underdeveloped and represent a lower cost setting close to the patient’s home
The NHS is the principal provider of secure mental healthcare services, with approximately 70% share of total beds in the UK. The independent sector is a material provider of services, with an overall share of approximately 30%, which rises to over 40% for secure and rehabilitation services
The NHS has reduced its overall capacity by approximately 3% per year since 2006 / 2007
NHS capacity is not optimized and it does not have the capital to address specific local demand patterns
The fundamental market dynamics are expected to broadly strengthen the market position of quality independent sector providers, especially the increased focus on outcomes, requirement to design new care models and requirement for capacity optimization – all of which the independent sector is better placed to address than the
NHS

Leading Pure Play Behavioral Healthcare Services Provider

Acadia is a facility-based behavioral healthcare company
established in 2005 to acquire, develop and operate
behavioral healthcare facilities
In February 2011, five members of the former Psychiatric
Solutions, Inc. (“PSI”) senior management team joined
Acadia
Goal to build the pre-eminent behavioral healthcare
company in the US and accelerate Acadia’s growth strategy
M&A strategy has created significant momentum (acquired
~$600 million in revenue over the last 3 years)
Acquired AmiCare and BCA in December 2012
Acquired Greenleaf Center in January 2013
Acquired Delta Medical Center in January 2013
In May 2013, acquired San Juan Capestrano Hospital
(Puerto Rico) and North Tampa Behavioral, under
construction that opened in the fourth quarter of 2013
Acquired The Refuge in August 2013
Acquired Longleaf Behavioral in October 2013
Acquired Cascade Behavioral in December 2013
Acquired Pacific Grove in January 2014
Pro Forma for the acquisitions of San Juan Capestrano
and Cascade, LTM 3/31/14 Revenues  and Adj. EBITDA
were $766 million and $156 million, respectively
Licensed Bed Mix Acadia Overview
Facility Locations
Existing Facilities
Headquarters
AmiCare Facilities
BCA Facilities
4,300 Total Beds at 52 Facilities
Greenleaf
Delta Medical Center
San Juan Capestrano Hospital
Puerto Rico
North Tampa
Cascade
Pacific Grove
Longleaf
The Refuge

Premier Management Team with Track Record of Success

Industry Leading Management Team
Bruce Shear
Executive Vice
Chairman,
Years in Industry: 36
Brent Turner
President
Years in Industry: 19
Ron Fincher
Chief Operating
Officer
Years in Industry: 30
Steve Davidson
Chief Development
Officer
Years in Industry: 30
Chris Howard
Executive Vice
President,
General Counsel
Years in Industry: 10
Joey Jacobs
Chairman & Chief Executive Officer
Years in Industry: 40
David Duckworth
Chief Financial
Officer
Years in Industry: 10
Division V
Division I
VP Clinical
Services
Division IV
Division III Division II PiC

Significant Transformation in Scale, Bed and
Payor Mix over the Past Two Years
(1) Pro forma Acadia, YFCS and PHC.
(2) Pro forma Acadia, San Juan Capestrano and Cascade.
1,970 Beds 4,300 Beds
Pro Forma FY 2011
(1)
# of
Facilities
29 52
Revenue
($ in mil)
$333 $766
Adj. EBITDA
($ in mil)
$54 $155
Adj. EBITDA
Margin
16.2% 20.3%
# of
States
18 24
Bed
Mix
Payor
Mix
Pro Forma LTM 3/31/14
(2)
RTC /
Other
73%
Acute
27%
RTC/
Other
35%
Acute
65%
Other
5%
Medicare
8%
Comm'l
20%
Medicaid
67%
Other
6%
Medicare
22%
Comm'l
27%
Medicaid
45%

Longleaf Hospital located in Alexandria, Louisiana
68-bed acute inpatient psychiatric facility
Closed October 1, 2013
Purchase price of approximately $8.3 million
Cascade Behavioral Hospital located in Tukwila, Washington
63-bed acute inpatient psychiatric hospital
Certificate of need for 135 total beds
Closed December 1, 2013
Purchase price of approximately $20.0 million
Pacific Grove Hospital located in Riverside, California
68-bed acute inpatient psychiatric facility
Closed January 1, 2014
Purchase price of approximately $10.5 million

Recent Announcements – Longleaf, Cascade and Pacific Grove

ACADIA HEALTHCARE

UHS Universal Health Services, Inc.

Cleveland Clinic

Tenet

HCA Hospital Corporation of America

ACADIA HEALTHCARE

Aurora Behavioral Health Care

CRC HEALTH GROUP

UHS Universal Health Services, Inc.

Industry Dynamics Highly Favorable Compared to Medical/Surgical
Providers and Other Facility-Based Healthcare Businesses
General Acute Care Hospitals
Acute Hospitalization
Broad clinical focus
Focused on inpatient care with average
length of stay (ALOS) of roughly 5 days
Most intensive level of care offered
24-hour observation and care
–
Daily intervention and oversight by a
psychiatrist
10-day average length of stay
Transition to less-intensive level of care
Residential Treatment
Less intensive treatment in non-hospital
settings
Focused on children and adolescents
Physician-led multi-disciplinary treatment
addressing overall medical, psychiatric,
social and academic needs of the patient
–
Balance of therapies and activities in a
safe, structured setting
Longer length of stay –180 to 270 days
Focus
On average, hospitals have ~200 beds
Heavy competition from outpatient setting
Increasing inpatient occupancy and utilization
Limited competition from outpatient setting
Inpatient
Capabilities
More complex reimbursement system
–
670 Diagnosis Related Groups for
medical/surgical hospitals
–
Medicare reimbursement via a
prospective payment system (PPS)
Simple reimbursement system
–
Per diem based
–
15 Diagnosis Related Groups
–
Medicare PPS payment system implemented January 2005
Reimbursement
Profile
Mid-teens margin
Capex can be 4% - 6% of revenue
20 – 40% margin
Minimal maintenance capital expenditure
requirements: ~2% of revenue
15 – 25% margin
Minimal maintenance capital expenditure
requirements: ~2% of revenue
Facility Level
Profitability
Competitors
Inpatient Behavioral Healthcare
Bad debt expense as high as +10%
–
Higher level of private payors
Low bad debt exposure (~3% of Net Revenue)
–
Diverse and stable payor mix
–
Limited emergency room exposure
–
Preauthorization

Attractive Industry Fundamentals
(1) IBISWorld report – “Mental Health & Substance Abuse Centers in the US”, May 2011.
(2) National Institute of Mental Health.
(3) Based on management beliefs and/or projections.
(4) IBISWorld report – “Youth Programs & Miscellaneous Care Facilities in the U.S.”, August 2010.
(5) US Department of Health and Human Services.
Industry Trends Make a Compelling Growth Story
($ in billions)
Mental Health and Substance Abuse Facilities Market (1)
Youth Behavioral Market (4)
Highly fragmented industry with small establishments
Stable pricing and inpatient ALOS combined with increased
admissions and occupancy trends
Medicare PPS has had a positive impact to freestanding
providers
Significant barriers to entry because of high degree of
specialization and regulation
(1)
Large market with attractive trends
– U.S. Behavioral Healthcare Market: National expenditures on mental health and substance abuse treatment are projected to reach $239bn by 2014, a CAGR of 6.4% since 2003 (5)
– Adult Behavioral Healthcare: Mental health and substance abuse facilities market estimated to grow to $10.2bn in 2014 (1)
~26% of Americans aged 18 and older suffer from diagnosable
mental disorders (2)
Market is poised for growth due to increased awareness of
mental health illnesses and treatment acceptance (3)
– Youth Behavioral Healthcare Market: Child and Adolescent
Behavioral Healthcare market estimated to grow to $11.0bn in 2014 (4)
1 in 5 children and adolescents have a mental disorder (2)
Focus on children services mitigates reimbursement pressure
from Medicaid (3)
– Substance Abuse: ~2.8% of persons 12 or older are dependent on or abuse illicit drugs, and ~7% are dependent on or abuse alcohol (1)

($ in billions)
$8.6
$8.7
$9.0
$9.4
$9.7
$10.0
$10.2
2008 2009 2010 2011E 2012E 2013E 2014E
$9.6
$9.7
$9.9
$10.1
$10.4
$10.7
$11.0
2008 2009 2010 2011E 2012E 2013E 2014E

Favorable Legislative Environment
Enables most people who are now uninsured to get insurance through an insurance exchange, resulting in healthcare coverage for more than 90% of Americans
(1)
Significantly expands options for affordable coverage through Medicaid expansion
(1)
Reform is expected to provide more Americans, including low-income, single, childless adults, with insurance and bring mental health and substance abuse coverage on par with coverage for medical and surgical services
Healthcare Exchanges will be subject to the Federal Mental Health Parity Law resulting in more individuals having comparable coverage for mental health and physical health
(2)
(1) IBISWorld report – “Mental Health & Substance Abuse Centers in the US”, May 2011.
(2) Based on management expectations.
The Mental Health Parity and Addiction Equity Act of 2008 provides for equal coverage between psychiatric or mental health services and physical medical health services
(1)
–
Forbids employers and insurers from placing stricter limits on mental healthcare compared to other health conditions for group plans of 51 employees or more
(1)
–
Provides incentives and requirements for employers to provide comparable coverage for mental health and physical health
–
Projected to affect more than 113 million individuals
(1)
–
Promotes positive awareness of mental health issues and environment
Difficult to cut reimbursement for coverage that relates to children
(2)
Final mental health parity regulations effective beginning in 2014

Mental Health
Parity Legislation
Patient
Protection and
Affordable Care
Act
Healthcare
Reform will Spur
Revenues

Same Facility
Revenue Growth
Bed Expansions
and Conversions
Margin Opportunity
Acquisitions
ACADIA
HEALTHCARE

Proven and Replicable Growth Strategy
Significant acquisition growth runway
exists given industry fragmentation and
attractive valuation
Proven strategy to identify, acquire,
integrate and improve facility operations
AmiCare and BCA (Dec. 2012)
Greenleaf Center (Jan. 2013)
Delta Medical Center (Jan. 2013)
San Juan Capestrano Hospital and
North Tampa Behavioral Health
(May 2013)
The Refuge (Aug. 2013)
Longleaf (Oct. 2013)
Cascade (Dec. 2013)
Pacific Grove (Jan. 2014)
Growth supported by positive secular demand trends, market
share gains, stable pricing and inpatient ALOS
Consistent track record of same facility revenue growth
(+10% average over the last four quarters)
Increase occupancy of existing beds and increasing mix of
higher margin services
Improve profitability at underperforming facilities by
addressing capital constraints and improving management
systems
Group purchasing, benefits and risk management savings
Expanding bed count at existing
facilities to meet demand – significantly
cash flow accretive
In addition, opportunity from conversion
of RTC beds to acute beds
Added 76 beds to existing facilities
during 2011
Added 281 beds during 2012
Added 325 beds, including opening
two newly developed facilities with a
combined 102 licensed beds, in 2013
Added 122 beds during Q1 2014

Financial Review 16

UT, 1%
OK, 2%
OH, 4%
TN, 8%
Puerto Rico, 3%
AZ, 4%
TX, 7%
WA, 1%
LA, 4%
VA, 1%
DE, 2%
MS, 7%
NM, 2%
MO, 3%
AR, 16%
GA, 5%
PA, 3%
FL, 4%
MT, 4%
NV, 4%
IL, 5%
IN, 4%
MI, 6%

Other
5%
Medicare
8%
Comm'l
20%
Medicaid
67%

Other
6%
Medicare
22%
Medicaid
45%
Comm'l
27%

Attractive Revenue Diversification and Payor Base

Limited significant geographic concentration
PF LTM 3/31/14 Revenues
(1)
Payor Mix – PF FY 2011
(2)
(1) Pro Forma for Acadia, San Juan Capestrano Hospital and Cascade. Medicaid includes 30 state payors and other payment providers including educational departments and state governments.
(2) Pro Forma Acadia, YFCS and PHC.
Geographic diversification with operations across 52 facilities in 24 states and Puerto Rico, on a pro forma basis
Receive Medicaid payments from 30 states, the District of
Columbia and Puerto Rico
- Medicaid reimbursements are primarily for services provided to children and adolescents
No facility accounts for more than 7% of total facility revenue
Improving mix of services by increasing acute psychiatric
beds
- Services diversified between adult and youth behavioral, in-patient, outpatient and general psychiatric facilities, residential treatment facilities, substance abuse facilities, and other behavioral healthcare services
Payor Mix – PF LTM 3/31/14
(1)

First Quarter 2014 Financial Summary
Significant expansion of platform
52 facilities and ~4,300 beds in 24 states and Puerto
Rico in Q1 2014 vs. 44 facilities and ~3,500 beds in
21 states in Q1 2013
Room for growth and margin improvement within
existing facilities
26.0% same-facility Adjusted EBITDA margin for the
first quarter ended 3/31/14 compared with the 23.7%
Adjusted EBITDA margin for all facilities
Delivered a strong financial performance in three
months ended 3/31/14 compared to three months
ended 3/31/13
Revenues grew by 25% from $161.2 million to
$201.4 million
Same-facility revenues grew by 10% from $160.6
million to $176.4 million
Adjusted EBITDA grew by 29% from $30.5 million to
$39.3 million
Increasing facility EBITDA margin, delivered 60 bps
of margin expansion from 23.1% to 23.7%
Generated $0.28 diluted EPS
(1)
in three months
ended 3/31/14
Completed acquisition of one facility in California
with approximately 68 licensed beds
Source: SEC filings and company press release.
Q1 2014 Performance
Revenue
($ millions)
Adjusted Diluted EPS
Adjusted EBITDA
($ millions)
Key Highlights

Y-O-Y Growth: 25%
Y-O-Y Growth: 29%
Y-O-Y Growth: 62%
$161.2
$201.4
Q1'13 Q1'14
$30.5
$39.3
Q1'13 Q1'14
$0.21
$0.28
Q1'13 Q1'14

Historical Performance

Revenues
($ millions)
Adjusted EBITDA
($ millions)
Adjusted Diluted EPS
2014 guidance for
adjusted diluted EPS
of $1.26 - $1.29
$216.5
$407.5
$713.4
2011 2012 2013
$35.2
$81.0
$145.3
2011 2012 2013
$0.27
$0.66
$1.07
2011 2012 2013

Proven and Replicable Growth Strategy
Attractive Industry Trends Coupled with Favorable Legislative Environment
Key Investment Highlights

Leading Pure Play Behavioral Healthcare Services Provider
Strong Financial Performance and Steady Cash Flow Generation
Premier Management Team with Track Record of Success
Significant Transformation in Scale, Bed and Payor Mix
Attractive Revenue Diversification and Payor Base

Appendix 21

Adjusted EBITDA Reconciliation
(1) Approximately $17.3 million of equity-based compensation was recognized in 2011 related to equity units issued in conjunction with the acquisition of YFCS
(2) Includes headcount reduction associated with duplicative functions and the integration of PHC’s, AmiCare’s and BCA’s corporate
functions into Acadia’s headquarters in Franklin, TN
(3) Represents (1) the increased revenue that would have resulted from an increased rate on one of PHC’s contracts that became effective in March 2011, assuming such increased rate had been effective throughout the twelve month period ended  December 31, 2011.
The increased rate was estimated by multiplying the historical plan enrollment by the newly-contracted rate, and (2) the increased revenue of AmiCare facilities for the Arkansas Medicaid rate increases effective July 1, 2012
(4) Reflects integration costs incurred through 12/31/11 for the acquisition of YFCS by Acadia
(5) Represents rent expense incurred prior to the purchase of the real estate assets of (1) PHC’s Capstone Academy, (2) the six facilities that were previously leased by Acadia and purchased in 2012 and
(3) BCA’s Stone Crest facility purchased in December 2011
(6) Includes run-rate effect of the expansion of an existing PHC contract, normalized operating income for PHC’s Seven Hills
Facility, a legal settlement at PHC, the impact of start up losses for new programs and facilities opened by PHC, AmiCare and BCA,
reimbursement adjustments, divestiture costs, policy changes, management fees and other transaction related expenses already incurred
(7) In connection with the redemption of $52.5 million of the Company’s
12.875% Senior Notes, Acadia recorded a debt extinguishment
charge of $9.4 million in the first quarter ended March 31, 2013.
Description of Adjustments

Pro Forma Adjusted EBITDA Reconciliation
FYE December 31,
2011 2012
Pro Forma Results
Income (Loss) from Continuing Operations $8.9 $34.3
Interest expense, net 34.6 34.9
Income tax provision (benefit) 16.6 23.2
Depreciation and amortization 11.1 12.4
Other expense, net 0.0 0.6
Pro Forma EBITDA $71.2 $105.4
Adjustments
(1) Equity-based compensation expense 17.4 2.3
(2) Cost savings/synergies 9.8 6.9
(3) Rate increases 0.7 0.2
(4) Integration and closing costs 0.9 0.0
(6) Other 0.5 9.1
Total Pro Forma Adjusted EBITDA $105.2
$127.2
$ millions
(5) Rent elimination 4.7 3.3
2013
$44.3
37.9
27.0
17.6
0.0
$126.8
5.2
0.0
0.0
0.0
7.2
$148.6
0.0
(7) Debt extinguishment costs 0.0 0.0 9.4
TTM
3/31/14
$52.7
38.5
31.6
19.1
0.0
$141.9
6.4
0.0
0.0
0.0
7.2
$155.5
0.0
0.0

Adjusted EPS Reconciliation
Description of Adjustments
(1) Represents the management fees paid by Acadia to its equity sponsor prior to the termination of the professional services agreement between
Acadia and its equity sponsor on November 1, 2011.
(2) In connection with the redemption of $52.5 million of the Company’s 12.875% Senior Notes, Acadia recorded a debt extinguishment charge of
$9.4 million in the first quarter ended March 31, 2013.
(3) Represents transaction-related expenses incurred by Acadia related to acquisitions.
(4) Represents the income tax provision adjusted to reflect the aggregate tax effect of the adjustments to income (loss) from continuing operations described above based on effective tax rates.
Adjusted EPS Reconciliation
FYE December 31,
$ millions 2011 2012 2013 Q1 2013 Q1 2014
Income (loss) from continuing operations                    $ (33.2) $ 20.5 $ 43.3 $ 4.1 $ 13.0
Provision (benefit) for income taxes (5.3) 12.3 25.9 2.6 7.8
Income (loss) from continuing operations before income taxes   (38.5) 32.8 69.2 6.7 20.8
Adjustments to income (loss) from continuing operations:
Sponsor management fees (1) 1.3 — — — —
Debt extinguishment costs (2) — — 9.4 9.4 —
Transaction-related expenses (3) 41.5 8.1 7.2 1.5 1.6
Income tax provision/benefit reflecting tax effect of
adjustments to income from continuing operations (4) 0.7 (15.3) (32.2) (7.0) (8.4)
Adjusted income (loss) from continuing operations $ 5.0 $ 25.6 $ 53.6 $ 10.6 $ 14.0
Weighted-average shares outstanding – diluted 18,757 38,696 50,261 50,250 50,486
Adjusted income (loss) from continuing operations per diluted share $ 0.27 $ 0.66 $ 1.07 $ 0.21 $ 0.28

PiC Adjusted EBITDA Reconciliation
(1) Includes non-recurring legal and other costs incurred by PiC in the period presented.
Description of Adjustments

Adjusted EBITDA Reconciliation
FYE December
31, 2013
Loss from Continuing Operations ($48.5)
Interest expense, net 103.2
Income tax benefit (2.9)
Depreciation and amortization 19.2
EBITDA $71.0
Adjustments
(1) Other 4.3
Adjusted EBITDA
$75.3
$ millions
(1)    PiC results have been adjusted to conform to Acadia financial statement presentation and to convert British pounds to US Dollars at a 1.67 exchange rate.